UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (date of earliest event report):  December 5, 2006

CommunitySouth Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	000-51896	20-0934786
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

6602 Calhoun Memorial Parkway, Easley, South Carolina  29640
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (864) 306-2540

Not Applicable
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

On December 5, 2006, CommunitySouth Bancshares, Inc., the parent company of CommunitySouth Bank and Trust, issued a press release announcing that on December 15, 2006 its Board of Directors declared a 5-for-4 stock split to shareholders of record as of December 15, 2006. The split will be paid on January 16, 2007. Fractional shares will be based on the market value of the common stock on January 16, 2007, as adjusted for the split. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)

     Exhibit No.       Exhibit
     99.1                   Press Release of CommunitySouth Bancshares, Inc. dated December 5, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYSOUTH BANCSHARES, INC. By: /s/ John W. Hobbs
Name: John W. Hobbs
Title: Chief Financial Officer

Dated: December 5, 2006

EXHIBIT INDEX

Exhibit Number               Description

99.1                 Press Release of CommunitySouth Bancshares, Inc. dated December 5, 2006

4